UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: December 7, 2007
Date of earliest event reported: December 6, 2007
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15395	52-2187059

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 WEST 42ND STREET NEW YORK, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 827-8000
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 6, 2007, the Board of Directors of the Registrant approved the amendment and restatement of Article V, Section 5.1 of the Registrant’s By-Laws to allow for the issuance and transfer of uncertificated shares of the Registrant’s stock. This amendment is intended to make the Registrant eligible to participate in the Direct Registration System administered by the Depository Trust Company.
The foregoing summary of the By-Law amendment is qualified in its entirety by reference to the text of the amendment and restatement of Article V, Section 5.1 of the Registrant’s Bylaws, as effective December 6, 2007, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description

	3.1	Amendment and Restatement of Article V, Section 5.1 of By-Laws of Martha Stewart Living Omnimedia, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Registrant)

Date: December 7, 2007	By:	/s/ Gregory E. Barton
Gregory E. Barton
Secretary and General Counsel

INDEX OF EXHIBITS

Exhibit	Description
3.1	Amendment and Restatement of Article V, Section 5.1 of By-Laws of Martha Stewart Living Omnimedia, Inc.